UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



         Date of Report (date of earliest event reported): May 10, 2004


                           Commission File No. 0-11178
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                           UTAH MEDICAL PRODUCTS, INC.
             (Exact name of Registrant as specified in its charter)


                      UTAH                                    87-0342734
         -----------------------------------             ------------------
         (State or other jurisdiction of                  (I.R.S. Employer
         incorporation or organization)                   Identification No.)


                               7043 South 300 West
                              Midvale, Utah 84047
                     Address of principal executive offices


Registrant's telephone number:      (801) 566-1200
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

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                              ITEM 5. OTHER EVENTS
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On May 10, 2004, Utah Medical Products, Inc. announced that it is instituting a regular quarterly cash dividend. The initial dividend of $.15 per share is payable on July 5, 2004 to shareholders of record at the close of business on June 16, 2004. A copy of the press release is attached hereto as Exhibit 99.1.

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                                   SIGNATURES
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   Pursuant to the requirements of the Securities Exchanges Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                UTAH MEDICAL PRODUCTS, INC.
                                                REGISTRANT


Date:    5/11/2004                              By:  /s/ Kevin L. Cornwell
---------------------------------               -----------------------------
                                                     Kevin L. Cornwell
                                                     CEO





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                                  EXHIBIT INDEX


Index
Number                   Description

99.1 Press release issued May 10, 2004: Utah Medical Products, Inc. Institutes Quarterly Dividends